                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 16, 2001



                           CABOT OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                            1-10447                       04-3072771
(State or other jurisdiction         (Commission File Number)           (I.R.S. Employer
    of incorporation)                                                  Identification No.)

            1200 Enclave Parkway
               Houston, Texas                                     77077
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (281) 589-4600

         This Form 8-K/A amends and supplements the Form 8-K filed on August 30, 2001 by amending Item 7 as set forth herein.

Item 7.   Financial Statements and Exhibits

    (a)   Financial Statements of Businesses Acquired.

          The following consolidated financial statements of Cody Company are filed herewith as Exhibit 99.2:

             Independent Auditor's Report
             Consolidated Balance Sheets - June 30, 2001 (unaudited) and
               December 31, 2000
             Consolidated Statements of Operations - For the Six Months Ended
               June 30, 2001 (unaudited) and for the Year Ended December 31,
               2000
             Consolidated Statements of Comprehensive Income - For Six Months
               Ended June 30, 2001 (unaudited) and for the Year Ended December 31, 2000
             Consolidated Statement of Changes in Stockholders' Equity - For
               the Period from January 1, 2001 through June 30, 2001 (unaudited) and for the Period from January 1, 2000 through December 31, 2000
             Consolidated Statements of Cash Flows - For the Six Months Ended
               June 30, 2001 (unaudited) and for the Year Ended December 31,
               2000
             Notes to Consolidated Financial Statements

     (b) Pro Forma Financial Information.

        The accompanying unaudited pro forma combined financial statements and related notes thereto are presented to reflect the merger of Cody Company with a subsidiary of Cabot Oil & Gas Corporation ("Cabot").

        Effective August 16, 2001, Cabot, COG Colorado Corporation, a wholly owned subsidiary of Cabot ("Merger Sub"), and Cody Company consummated their Agreement and Plan of Merger (the "Merger Agreement"), whereby (i) Cody Company distributed to its shareholders certain assets and liabilities (the "Assignment and Assumption"), and thereafter (ii) Merger Sub merged with and into Cody Company (the "Merger"), with Cody Company surviving as a wholly owned subsidiary of Cabot.

     The Merger has been accounted for in the unaudited pro forma combined financial statements using the purchase method of accounting. Consequently, the unaudited pro forma combined balance sheet as of June 30, 2001 reflects the recording of assets acquired and liabilities assumed of Cody Company at estimated fair value as if the Merger had occurred on that date. The unaudited pro forma combined statements of operations are prepared for the six months ended June 30, 2001 and for the year ended December 31, 2000 and illustrate the effects of the Merger as if it had occurred on January 1, 2000. The management of Cabot believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the Merger and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial statements. The unaudited pro forma combined financial statements do not purport to be indicative of the financial position or results of operations of Cabot had the Merger occurred on the dates mentioned above, nor are the unaudited pro forma combined financial statements necessarily indicative of the future financial position or results of operations of Cabot.

        The unaudited pro forma combined financial statements should be read in conjunction with the notes thereto and the historical financial statements of Cody Company, referred to in Item 7(a) of this Form 8-K/A. In addition, reference should be made to the historical financial statements of Cabot included in its Form 10-K for the year ended December 31, 2000 and its Form 10-Q for the six months ended June 30, 2001 filed with the Securities and Exchange Commission.

                           Cabot Oil & Gas Corporation

              Unaudited Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 2000
                    (in thousands, except per share amounts)

                                                                     Pro Forma Combining Adjustments
                                                                     -------------------------------
                                          Historical               Assignment and            Purchase           Pro Forma
                                          ----------
Revenues                              Cabot         Cody             Assumption              and Other          Combined
--------                              -----         ----             ----------              ---------          --------
Oil and Gas Sales                 $    219,729   $     64,813                                                 $    284,542
Brokered Natural Gas                   141,085                                                                     141,085
Ranching                                                4,874      $       (4,874)  a                                   --
Investment Income                                       4,388              (4,388)  a                                   --
Sales of Land Held for Development                      1,407              (1,407)  a                                   --
Other Income                             7,837            660                (492)  a                                8,005
                                  -----------------------------------------------------------------------------------------
       Total Revenues                  368,651         76,142             (11,161)                                 433,632

Costs and Expenses
------------------
Oil and Gas Operations:
  Brokered Natural Gas Cost            135,700                                                                     135,700
  Direct Operations-Field &
      Pipeline                          35,727          9,992                                                       45,719
  Taxes Other Than Income               23,041          5,319                                                       28,360
  Exploration                           19,858          2,552                                                       22,410
  Impairment of Properties              13,511                                                                      13,511
Ranching                                                1,600              (1,600)  a                                   --
Land Operations                                         1,073              (1,073)  a                                   --
General and Administrative              22,517          7,207              (3,531)  a                               26,193
Accrued Severence Expense                               3,600                              $     (3,600)  i             --
Depletion, Depreciation and
   amortization                         53,441         19,628                                     9,779   j         82,848
                                  -----------------------------------------------------------------------------------------
       Total Cost and Expenses         303,795         50,971              (6,204)                6,179            354,741

Gain/(Loss) on Sale of Assets
and Other                                  (39)          (793)                999   a                                  167
                                  -----------------------------------------------------------------------------------------
Income from Operations                  64,817         24,378              (3,958)               (6,179)            79,058

Interest Expense                        22,878          2,931                (486)  a            12,943   k         38,266
                                  -----------------------------------------------------------------------------------------

Income from Continuing
Operations Before Income
   Taxes                                41,939         21,447              (3,472)              (19,122)            40,792

Income Tax Expense                      16,467          3,912                (633)  a            (3,839)  l         15,907
                                  -----------------------------------------------------------------------------------------

Income from Continuing
Operations                              25,472         17,535              (2,839)              (15,283)            24,885

Preferred Stock Dividend                (3,749)            --                  --                    --             (3,749)
                                  -----------------------------------------------------------------------------------------

Net Income Available to
   Common Stockholders            $     29,221   $     17,535      $       (2,839)         $    (15,283)      $     28,634
                                  =========================================================================================

Earning per common share:
   Basic                          $       1.07                                                                $       0.97
   Diluted                        $       1.06                                                                $       0.97

    See the notes to the unaudited pro forma combined financial statements.

                           Cabot Oil & Gas Corporation

              Unaudited Pro Forma Combined Statement of Operations
                     For the Six Months Ended June 30, 2001
                    (in thousands, except per share amounts)

                                                                    Pro Forma Combining Adjustments
                                                                    -------------------------------
                                          Historical              Assignment and             Purchase           Pro Forma
                                          ----------
Revenues                              Cabot          Cody           Assumption               and Other          Combined
--------                              -----          ----           ----------               ---------          --------
Oil and Gas Sales                 $    196,656   $     53,368                                                 $    250,024
Brokered Natural Gas                    62,695                                                                      62,695
Change in Derivative Fair
   Value                                 1,211                                                                       1,211
Ranching                                                  661      $         (661)  a                                   --
Investment Income                                       1,250              (1,250)  a                                   --
Other Income                             1,936          3,387                (826)  a                                4,497
                                  -----------------------------------------------------------------------------------------
       Total Revenues                  262,498         58,666              (2,737)                                 318,427

Costs and Expenses
------------------
Oil and Gas Operations:
  Brokered Natural Gas Cost             60,479                                                                      60,479
  Direct Operations-Field &
      Pipeline                          17,870          5,464                                                       23,334
  Taxes Other Than Income               16,617            905                                                       17,522
  Exploration                           25,313            477                                                       25,790
  Impairment of Properties               2,964                                                                       2,964
Ranching                                                  657                (657)  a                                   --
Land Operations                                                                                                         --
General and Administrative              11,638          5,394              (2,226)  a                               14,806
Accrued Severence Expense                              12,552                              $    (12,552)  i             --
Depletion, depreciation and
   amortization                         32,089          9,338                                     7,857   j         49,284
                                  -----------------------------------------------------------------------------------------
       Total Cost and Expenses         166,970         34,787              (2,883)               (4,695)           194,179

Gain/(Loss) on Sale of Assets
and Other                                  (27)            66                  63   a                                  102
                                  -----------------------------------------------------------------------------------------
Income from Operations                  95,501         23,945                 209                 4,695            124,350

Interest Expense                         9,409            475                (176)  a             6,471   k         16,179
                                  -----------------------------------------------------------------------------------------

Income from Continuing
Operations Before Income
   Taxes                                86,092         23,470                 385                (1,776)           108,171

Income Tax Expense                      33,438         12,153                 177   a            (3,706)  l         42,062
                                  -----------------------------------------------------------------------------------------

Income from Continuing
   Operations                     $     52,654   $     11,317      $          208          $      1,930       $     66,109
                                  =========================================================================================

Earning per common share:
   Basic                          $       1.79                                                                $       2.10
   Diluted                        $       1.76                                                                $       2.08

    See the notes to the unaudited pro forma combined financial statements.

                           Cabot Oil & Gas Corporation

                        Unaudited Pro Forma Balance Sheet
                               As of June 30, 2001
                                 (in thousands)

                                                                   Pro Forma Combining Adjustments
                                                                   -------------------------------
                                          Historical             Assignment and              Purchase            Pro Forma
                                          ----------             --------------              --------            ---------
                                      Cabot          Cody          Assumption               and Other            Combined
                                      -----          ----          ----------               ---------            --------
Current Assets

Cash and Cash Equivalents         $      9,361   $      1,028      $       12,428   a      $    (18,261) b    $     38,977
                                                                           14,924   c             5,000  e
                                                                           10,047   c             4,450  g

Marketable Securities, at fair
   value                                               33,440             (33,440)  a                                    0
Receivables, sale of
   securities                           55,604         32,177             (32,177)  a                               55,604
Accounts Receivable, net                14,194         11,538                (608)  a               842  d          25,966
Other Current Assets                    30,065         13,708              (1,185)  a                               33,127
                                                                          (10,047)  c               586  d

                                  ----------------------------------------------------------------------------------------
Total Current Assets                   109,224         91,891             (40,058)               (7,383)           153,674

Property and Equipment, net            661,732        128,009             (16,181)  a          (111,828) d         967,316
                                                                                                301,133  d
                                                                                                  4,451  m
Other Assets                             1,974         28,243             (28,243)  a                                1,974
                                  ----------------------------------------------------------------------------------------

Total Assets                      $    772,930   $    248,143      $      (84,482)         $    186,373       $  1,122,964
                                  ========================================================================================

Current Liabilities
Accounts Payable                  $     95,050   $      5,419      $         (115)  a      $      5,000  e    $    106,480
                                                                                                  1,126  d
Accrued Liabilities                     27,334         23,386                 (50)  a               100  f          38,699
                                                                                                  4,450  g
                                                                                                 (4,820) d
                                                                                                (16,152) b
                                                                                                  4,451  m
Other Current Liabilities                              21,118             (19,218)  a                               16,824
                                                                           14,924   c
                                  ----------------------------------------------------------------------------------------
Total Current Liabilities              122,384         49,923              (4,459)               (5,845)           162,003

Long-Term Debt                         187,000             50                                   181,353  h         368,403

Deferred Income Taxes                  135,626          8,939              (8,939)  a            79,152  d         214,778

Other Liabilities                       13,837                                                                      13,837

Stockholders' Equity                   314,083        189,231             (71,084)  a          (118,147) h         363,943
                                                                                                 49,860  h
                                  ----------------------------------------------------------------------------------------
                                  $    772,930   $    248,143      $      (84,482)         $    186,373       $  1,122,964
                                  ========================================================================================

    See the notes to the unaudited pro forma combined financial statements.

                           Cabot Oil & Gas Corporation

           Notes to Unaudited Pro Forma Combined Financial Statements

a) To reflect the distribution of certain assets and liabilities to the former shareholders of Cody Company pursuant to the Assignment and Assumption, including cash, marketable securities and land, property and equipment not related to energy activities, as well as the distribution of the cash surrender value of the insurance policies, and the related revenue and expenses associated with these assets and liabilities.

b) To reflect the payment of the investment banking transaction fee and the payment of executive and employee severance and bonus plans prior to closing. These costs were the responsibility of the former shareholders of Cody Company.

c) To record the tax liability related to the Assignment and Assumption of certain assets and liabilities to Cody Company shareholders and the tax liability related to the closing the short sale of certain marketable securities as set forth below (in thousands):

        Estimated Total Tax Liability             $  26,871
        Estimated Tax Payments                      (10,047)
        Previously Recorded Tax Liability            (1,900)
                                                  ---------
        Adjustment to Fair Value of
        Tax Liability                             $  14,924
                                                  =========

d) To reflect the elimination of the Cody Company historical property and equipment of $111.8 million and record such amounts at fair value based on the purchase price allocation, inclusive of acquisition related fees and costs associated with the closing of the transaction, as noted in M below, and deferred income taxes to reflect the difference between the purchase price allocated to the properties acquired and their associated remaining tax basis acquired.

     The table below sets forth the allocation of the purchase price (in thousands):

        Unproved oil & gas properties             $  29,931
        Proved oil & gas properties                 275,653
        Net working capital items                     9,232
                                                  ---------
        Total net assets                            314,816
        Acquisition related fees and costs           (4,451)
        Deferred tax component                      (79,152)
                                                  ---------

        Total cash and equity consideration       $ 231,213
                                                  =========

     The purchase price allocation has been based on preliminary estimates of fair value and is subject to adjustment as additional information becomes available and is evaluated.

e) To reflect the reclassification of certain balances to conform to the classification of such items in Cabot's historical financial statements.

f) To reflect the accrual of legal and accounting fees associated with the closing of the acquisition of Cody Company.

g) To reflect escrowed purchase price consideration and the associated liability payable to the former shareholders of Cody Company.

h) To reflect the financing of the acquisition with long-term debt and class A common stock and the elimination of the remaining equity of Cody Company totaling $118.1 million. Cash consideration paid to former Cody Company shareholders was financed by the issuance of $170 million of 7.3% weighted average fixed rate debt instruments and $11.4 million from Cabot's existing revolving line of credit. The class A common stock consisted of 1,999,993 shares valued at $24.93 per share which represents the average closing price for the three-day period surrounding the date of announcement.

i) To reflect the reduction of expenses related to Cody Company severance and bonus plans which were paid by the former shareholders of Cody Company pursuant to the Merger Agreement. These costs were the responsibility of the former shareholders of Cody Company.

j) To reflect the incremental depletion, depreciation and amortization resulting from the increase in property and equipment.

k) To reflect the interest expense associated with the debt component of the acquisition at a weighted average fixed interest rate of 7.14%.

l) To reflect the reduction in income tax expense at the statutory tax rate of 39%.

m)   To reflect the accrual of acquisition related fees and costs (See D above).

   (c)   Exhibits.

     2.1 -- Agreement and Plan of Merger, dated as of June 20, 2001, among Cabot Oil & Gas Corporation, COG Colorado Corporation, Cody Company and the shareholders of Cody Company. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K for the event dated June 20, 2001.)

     2.2*  -- Amendment to Agreement and Plan of Merger dated as of July 10,
              2001 to the Agreement and Plan of Merger, dated June 20, 2001, among Cabot Oil & Gas Corporation, COG Colorado Corporation, Cody Company and the shareholders of Cody Company.

     2.3*  -- Closing Agreement dated August 16, 2001.

     4.1*  -- Note Purchase Agreement dated as of July 26, 2001 among Cabot Oil
              & Gas Corporation and the Purchasers listed therein.

     23.1  -- Consent of Netherland Sewell & Associates, Inc.

     23.2  -- Consent of Hein + Associates LLP.

     99.1* -- Press Release dated August 16, 2001.

     99.2 -- Consolidated Financial Statements of Cody Company as of June 30, 2001 (unaudited) and December 31, 2000, and for the six month period ended June 30, 2001 (unaudited) and for the twelve months ended December 31, 2000.

__________________
* Filed with the Form 8-K as originally filed on August 30, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CABOT OIL & GAS CORPORATION



                                      By:  /s/ Scott C. Schroeder
                                         ----------------------------------
                                         Scott C. Schroeder
                                         Vice President, Chief Financial Officer
                                         and Treasurer

Date: October 30, 2001